                                                        Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS
-------------------------------------

-------------------------------------
CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
JUDGE:  BARBARA J. HOUSER
-------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                CHIEF FINANCIAL OFFICER
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                 3/20/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:


/s/ Kevin K.Craig                             CONTROLLER, KITTY HAWK INC.
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                             3/20/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-1
--------------------------------------

--------------------------------------
CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

-------------------------------------------------
COMPARATIVE  BALANCE  SHEET
------------------------------------------------------------------------------------------------
                                                       MONTH            MONTH          MONTH
                                       SCHEDULE     --------------------------------------------
ASSETS                                  AMOUNT      JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH               $     16,904   $       2,459   $         498       $0
------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                 $          0   $   1,662,885   $           0       $0
------------------------------------------------------------------------------------------------
3.   TOTAL CASH                      $     16,904   $   1,665,344   $         498       $0
------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $ 29,303,045   $   4,255,422   $   2,222,055       $0
------------------------------------------------------------------------------------------------
5.   INVENTORY                       $  1,508,508   $   1,384,665   $   1,093,033       $0
------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                $          0   $           0   $           0       $0
------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                $  2,294,717   $   2,593,133   $   2,768,246       $0
------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $111,256,463    ($27,447,046)   ($22,765,036)      $0
------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $144,379,636    ($17,548,482)   ($16,681,204)      $0
------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $166,772,560   $  70,140,166   $  70,143,957       $0
------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION        $          0   $  52,677,595   $  53,244,772       $0
------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                       $166,772,560   $  17,462,571   $  16,899,185       $0
------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS
------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)      $          0   $   2,020,505   $   2,020,460       $0
------------------------------------------------------------------------------------------------
15.  OTHER(ATTACH LIST)              $          0
------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $311,152,196   $   1,934,594   $   2,238,441       $0
------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                               $     265,301   $     862,003       $0
------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                  $       4,000   $       3,472       $0
------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                  $           0   $           0       $0
------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                              $           0   $           0       $0
------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                   $   6,428,914   $   6,051,222       $0
------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                             ($47,702,307)   ($47,604,314)      $0
------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                     ($41,004,092)   ($40,687,617)      $0
------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                   $   2,576,750   $   2,576,750       $0
------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                   $  2,177,962   $           0   $           0       $0
------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $184,252,878   $  29,607,181   $  29,607,181       $0
------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)             $          0   $  19,310,372   $  19,310,372       $0
------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $186,430,840   $  51,494,303   $  51,494,303       $0
------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $186,430,840   $  10,490,211   $  10,806,686       $0
------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                     $  69,645,449   $  69,645,449       $0
------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($78,201,066)   ($78,213,694)      $0
------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH  EXPLANATION)                          $           0
------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                    $          0     ($8,555,617)    ($8,568,245)      $0
------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $186,430,840   $   1,934,594   $   2,238,441       $0
------------------------------------------------------------------------------------------------
                                                    $          0    $          0        $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------
                                             MONTH           MONTH           MONTH
                                         --------------------------------------------      QUARTER
REVENUES                                 JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
----------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                      $    163,436    $    137,579                   $    301,015
----------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS           $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
3.   NET REVENUE                         $    163,436    $    137,579     $         0   $    301,015
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------
4.   MATERIAL                            $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
5.   TOTAL CASH                          $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                     $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD            $          0    $          0     $         0   $          0
----------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                        $    163,436    $    137,579     $         0   $    301,015
----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION      $    172,500    $     22,500                   $    195,000
----------------------------------------------------------------------------------------------------
10.  SELLING &  MARKETING                $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE            $     11,754    $    251,688                   $    263,442
----------------------------------------------------------------------------------------------------
12.  RENT &  LEASE                       $  1,189,974    $  1,124,058                   $  2,314,032
----------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                 $  3,391,888    $  3,248,917                   $  6,640,805
----------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES            $  4,766,116    $  4,647,163     $         0   $  9,413,279
----------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                     ($4,602,680)    ($4,509,584)    $         0    ($9,112,264)
----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)         ($1,507)          ($639)                       ($2,146)
----------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)   $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                    $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION            $     73,116    $     72,431                   $    145,547
----------------------------------------------------------------------------------------------------
20.  AMORTIZATION                        $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                  ($4,631,358)    ($4,560,327)                   ($9,191,685)
----------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES          ($4,559,749)    ($4,488,535)    $         0    ($9,048,284)
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                   $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                   $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                 $          0    $          0                   $          0
----------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES       $          0    $          0     $         0   $          0
----------------------------------------------------------------------------------------------------
27.  INCOME TAX                              ($17,172)       ($ 8,420)    $         0       ($25,592)
----------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                       ($25,759)       ($12,629)    $         0       ($38,388)
----------------------------------------------------------------------------------------------------
                                         $          0    $          0     $         0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                        MONTH          MONTH           MONTH
                                      --------------------------------------------     QUARTER
DISBURSEMENTS                         JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
--------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH        $   2,147,575    $  1,665,344        $498       $  2,147,575
-------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
2.   CASH SALES                       $           0    $          0        $  0       $          0
--------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------
3.   PREPETITION                      $           0    $          0        $  0       $          0
--------------------------------------------------------------------------------------------------
4.   TOTAL CASH                       $  25,168,515    $  2,126,053        $  0       $ 27,294,568
--------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $  25,168,515    $  2,126,053        $  0       $ 27,294,568
--------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $           0    $          0        $  0       $          0
--------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                   $           0    $          0        $  0       $          0
--------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               ($25,172,256)    ($2,128,014)       $  0       ($27,300,270)
--------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS      ($25,172,256)    ($2,128,014)       $  0       ($27,300,270)
--------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                         ($3,741)        ($1,961)       $  0            ($5,702)
--------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $   2,143,834    $  1,663,383        $498      $   2,141,873
--------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------
12.  NET PAYROLL                      $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES        $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
16.  UTILITIES                        $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
17.  INSURANCE                        $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
20.  TRAVEL                           $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
23.  SUPPLIES                         $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
24.  ADVERTISING                      $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $           0    $          0        $  0      $           0
--------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $     478,490    $  1,662,885        $  0      $   2,141,375
--------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $     478,490    $  1,662,885        $  0      $   2,141,375
--------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $     478,490    $  1,662,885        $  0      $   2,141,375
--------------------------------------------------------------------------------------------------
32.  NET CASH  FLOW                       ($482,231)    ($1,664,846)       $  0        ($2,147,077)
--------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH              $   1,665,344    $        498        $498      $         498
--------------------------------------------------------------------------------------------------
                                      $           0    $          0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------------------------------------------------------------
                                                      MONTH           MONTH           MONTH
                                      SCHEDULE    --------------------------------------------
ACCOUNTS RECEIVABLE AGING              AMOUNT     JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
----------------------------------------------------------------------------------------------
1.   0-30                           $27,808,237    $3,524,449       $1,370,448          $0
---------------------------------------------------------------------------------------------
2.   31-60                          $   648,873    $   12,460       $  126,625          $0
---------------------------------------------------------------------------------------------
3.   61-90                          $   923,454       ($5,131)         ($5,002)         $0
---------------------------------------------------------------------------------------------
4.   91+                               ($77,519)   $2,121,578       $2,121,573          $0
---------------------------------------------------------------------------------------------
5.   TOTAL  ACCOUNTS  RECEIVABLE    $29,303,045    $5,653,356       $3,613,644          $0
---------------------------------------------------------------------------------------------
6.   TOTAL  CASH
---------------------------------------------------------------------------------------------
7.   ACCOUNTS  RECEIVABLE  (NET)    $29,303,045    $5,653,356       $3,613,644          $0
---------------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: FEBRUARY, 2002
                                                               -----------------
--------------------------------------------------------------------------
                             0-30     31-60    61-90     91+
TAXES PAYABLE                DAYS      DAYS     DAYS     DAYS      TOTAL
--------------------------------------------------------------------------
1.   FEDERAL               $      0   $    0    $  0   $      0   $      0
--------------------------------------------------------------------------
2.   STATE                 $  3,472   $    0    $  0   $      0   $  3,472
--------------------------------------------------------------------------
3.   LOCAL                 $      0   $    0    $  0   $      0   $      0
--------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)   $      0   $    0    $  0   $      0   $      0
--------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE   $  3,472   $    0    $  0   $      0   $  3,472
--------------------------------------------------------------------------

--------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE      $675,626   $5,619    $818   $179,940   $862,003
--------------------------------------------------------------------------
                                                                  $      0

--------------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: FEBRUARY, 2002
                                                               -----------------
------------------------------------------------------------------------------------------
                                          BEGINNING      AMOUNT                   ENDING
                                            TAX       WITHHELD AND/     AMOUNT      TAX
FEDERAL                                  LIABILITY*    0R ACCRUED        PAID    LIABILITY
------------------------------------------------------------------------------------------
1.   WITHHOLDING**                          $    0      $560,054      $560,054     $    0
------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                        $    0                                 $    0
------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                        $    0                                 $    0
------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                           $    0                                 $    0
------------------------------------------------------------------------------------------
5.   INCOME                                 $    0      $      0      $      0     $    0
------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                    $    0                                 $    0
------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                    $    0      $560,054      $560,054     $    0
------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------
8.   WITHHOLDING                            $    0                                 $    0
------------------------------------------------------------------------------------------
9.   SALES                                  $    0                                 $    0
------------------------------------------------------------------------------------------
10.  EXCISE                                 $4,000      $  3,472      $  4,000     $3,472
------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                           $    0                                 $    0
------------------------------------------------------------------------------------------
12.  REAL PROPERTY                          $    0                                 $    0
------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                      $    0      $      0      $      0     $    0
------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                    $    0                                 $    0
------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                    $4,000      $  3,472      $  4,000     $3,472
------------------------------------------------------------------------------------------
16.  TOTAL TAXES                            $4,000      $563,526      $564,054     $3,472
------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

      TOTAL  CASH                                      MONTH: FEBRUARY, 2002
-------------------------------------                      ---------------------------------------
BANK RECONCILIATIONS
                                          Account #1           Account #2      Account #3
--------------------------------------------------------------------------------------------------
A.       BANK:                          Bank One            Bank One
-----------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                        100130152         1589845773                 TOTAL
-----------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                Operating Account   Auction Proceeds
--------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT             $    0                 $0                       $    0
--------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED       $    0                 $0                       $    0
--------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS           $    0                 $0                       $    0
--------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                 ($129)                $0                        ($129)
--------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS             ($129)                $0              $0        ($129)
--------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------

-------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------
                                        DATE OF     TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE   INSTRUMENT    PRICE      VALUE
----------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                            $ 0       $  0
----------------------------------------------------------------------------------

-------------------------------------
CASH
----------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                       $627
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                              $498
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH:  FEBRUARY, 2002

-----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                       INSIDERS
----------------------------------------------------
                      TYPE OF   AMOUNT    TOTAL PAID
        NAME          PAYMENT    PAID      TO DATE
----------------------------------------------------
1.   Clark Stevens    Salary    $12,083    $432,081
----------------------------------------------------
2.   Donny Scott      Salary    $10,417    $502,499
----------------------------------------------------
3.   Susan Hawley     Salary    $     0    $ 41,667
----------------------------------------------------
4.
----------------------------------------------------
5.
----------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                $22,500    $976,247
----------------------------------------------------

----------------------------------------------------------------------------------------
                                          PROFESSIONALS
----------------------------------------------------------------------------------------
                          DATE OF COURT                                          TOTAL
                        ORDER AUTHORIZING    AMOUNT      AMOUNT   TOTAL PAID   INCURRED
          NAME               PAYMENT        APPROVED      PAID      TO DATE    & UNPAID*
----------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
----------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $0           $0         $0          $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------

-----------------------------------------------------------------------
                                    SCHEDULED   AMOUNTS
                                     MONTHLY      PAID        TOTAL
                                    PAYMENTS     DURING       UNPAID
              NAME OF CREDITOR        DUE        MONTH     POSTPETITION
-----------------------------------------------------------------------
1.   PEGASUS                        $300,439    $300,439       $0
-----------------------------------------------------------------------
2.   CORPORATE TRUST/TRANSAMERICA   $      0    $      0       $0
-----------------------------------------------------------------------
3.   PROVIDENT                      $ 88,682    $ 88,682       $0
-----------------------------------------------------------------------
4.   COAST BUSINESS                 $185,879    $185,879       $0
-----------------------------------------------------------------------
5.   WELLS FARGO                    $      0    $      0       $0
-----------------------------------------------------------------------
6.   TOTAL                          $575,000    $575,000       $0
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.                      ACCRUAL  BASIS-7
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH: FEBRUARY, 2002
                                                               -----------------

--------------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------
                                                              YES   NO
----------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE          X    X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
----------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                 X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
----------------------------------------------------------------------
3.   TOTAL CASH                                                     X
     LOANS) DUE FROM RELATED PARTIES?
----------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?
----------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE               X
     DEBTOR FROM ANY PARTY?
----------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                   X
----------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES             X
     PAST DUE?
----------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?               X
----------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                     X
----------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                 X
     DELINQUENT?
----------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                X
     REPORTING PERIOD?
----------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                X
----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF
NECESSARY.

a)  1:  $4,500 Procedes of Vehicle Sales
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------
INSURANCE
----------------------------------------------------------------------
                                                              YES   NO
----------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER    X
     NECESSARY INSURANCE COVERAGES IN EFFECT?
----------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
----------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY
POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING
PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF
NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                  INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------
          TYPE OF                                              PAYMENT AMOUNT
          POLICY              CARRIER         PERIOD COVERED    & FREQUENCY
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
     SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------
CASE NAME:   KITTY HAWK AIRCARGO, INC.              FOOTNOTES SUPPLEMENT
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                             ACCRUAL BASIS
--------------------------------------

                                                        MONTH: FEBRUARY, 2002
                                                               -----------------

--------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
 FORM NUMBER       NUMBER                              FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      2              13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
--------------------------------------------------------------------------------------------------------------
                                SFAS 121 Writedown Adjustment of $257,832 in 9/01& $27,211 in 10/01
--------------------------------------------------------------------------------------------------------------
                               SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      3               8        All cash received into the subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------
                                each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      3              31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------
                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------
                                account.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      4               6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------
                                at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------
                                down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      6           Insiders     Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------------
                                payments in the month of January.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      6         Notes/Leases   Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
--------------------------------------------------------------------------------------------------------------
                                their lease commitments.  TransAmerica aircraft N750US & N751US were
--------------------------------------------------------------------------------------------------------------
                                erroneously ommitted from previous filings.  TransAmerica a/c to be returned
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      7               3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------
                                subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
      3               3        The current general ledger system is not able to provide a detail of customer
--------------------------------------------------------------------------------------------------------------
                                cash receipts segregated by prepetition and post petition accounts receivable.
--------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                  FEBRUARY, 2002

ACCRUAL BASIS-1

8. OTHER  (ATTACH LIST)                                $(22,765,036) Reported
                                                       ------------
        Intercompany Receivables                        (23,626,922)
        Deposits - State Street Bank (TA Air)                     0
        Deposits - Landing & Parking                         54,000
        Deposits - Ventura Aerospace                         65,125
        Deposits - Rent                                     113,643
        Deposits - Misc                                     537,125
        A/C Held for Resale/TIMCO Cr                           (740)
        Intangible - Mather                                  92,733
                                                       ------------
        TOTAL  CASH                                     (22,765,036) Detail
                                                       ------------
                                                                 --  Difference

14. OTHER (ATTACH LIST)                                $  2,020,460  Reported
                                                       ------------
        Deposits - Aircraft Leases                        2,020,460
        Intangible - ATAZ STC                                     0
                                                       ------------
                                                          2,020,460  Detail
                                                       ------------
                                                                 --  Difference

22. OTHER (ATTACH LIST)                                $(47,604,314) Reported
                                                       ------------
        Accrued A/P                                       3,894,381
        Deposit held for ATAZ sale                                0
        Accrued Salaries & Wages                            921,006
        Accrued 401K & Misc PR Deductions                    68,108
        Accrued PR Taxes (FICA)                              66,810
        Accrued Fuel Exp                                  1,828,218
        Accrued Interest                                     30,633
        Accrued Maintenance Reserves                     (2,266,192)
        Accrued Fed Income Tax (Post)                   (52,147,278)
                                                       ------------
                                                        (47,604,314) Detail
                                                       ------------
                                                                 --  Difference

27. OTHER (ATTACH LIST)                                $ 19,310,372  Reported
                                                       ------------
        Accrued A/P                                       4,817,779
        Accrued Maintenance Reserves                     10,267,512
        Accrued Fed Income Tax (Pre)                      3,332,363
        Accrued Taxes - Other                                   446
        FINOVA Equip Accrued                                307,272
        Pegasus Lease Incentive                             585,000
                                                       ------------
                                                         19,310,372  Detail
                                                       ------------
                                                                 --  Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                 FEBRUARY, 2002

ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                $  3,248,917  Reported
                                                       ------------
        Aircraft Expense                                    642,961
        Maintenance                                         951,998
        Fuel                                                -29,143
        Ops Wages                                         1,359,848
        Ops Wages-Grnd                                       81,716
        Ground Handling                                           0
        Other Operating Exp                                 241,537
        SFAS 121 Write-down of Assets, W-Net Cancel               0
                                                       ------------
                                                          3,248,917  Detail
                                                       ------------
                                                                 --  Difference

16 NON OPERATING INCOME (ATT. LIST)                           ($639) Reported
                                                       ------------
        Non-Op Income                                          (639) Detail
                                                       ------------
                                                                 --  Difference

17 NON OPERATING EXPENSE (ATT. LIST)                   $          0  Reported
                                                       ------------
        Non-Op Expense                                           --  Detail
                                                       ------------
                                                                 --  Difference

21 OTHER (ATTACH LIST)                                  ($4,560,327) Reported
                                                       ------------
        (Gain)/Loss on Sale of Assets                        (4,500)
        Credit for Allocation of A/C Costs to KH I/C     (4,555,827)

                                                       ------------
                                                         (4,560,327) Detail
                                                       ------------
                                                                 --  Difference

ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                   (2,128,014) Reported
                                                       ------------
        Transfer to Inc - all money sweeps               (2,128,014) Detail
                                                       ------------
           to KH Inc. Case #400-42141                            --  Difference
                                                       ------------